Subsequent Events	3 Months Ended	9 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through June 9, 2021, the date on which the condensed financial statements were available to be issued.
On June 9, 2021, the Company consummated the Business Combination with ARYA. ARYA was renamed to Nautilus Biotechnology, Inc. and the Company became a wholly owned subsidiary of New Nautilus. In addition, concurrently with the Closing Date and pursuant to the subscription agreement, PIPE Investors purchased an aggregate of 20,000,000 shares of New Nautilus Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $200 million and the Company received gross proceeds of approximately $145 million from ARYA, offset by approximately $18 million of transaction costs and underwriters’ fees relating to the closing of the Business Combination.

Arya Sciences Acquisition Corp III
Subsequent Event [Line Items]
Subsequent Events	Subsequent EventsManagement has evaluated subsequent events to determine if events or transactions occurring through the date the unaudited condensed financial statements were available for issuance, require potential adjustment to or disclosure in the unaudited condensed financial statements and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.	Subsequent Events
As discussed in Note 1, on February 7, 2021, the Company entered into the Business Combination Agreement and a series of other agreements related to the Business Combination.
The Company evaluated subsequent events and transactions that occurred up to the date financial statements were available to be issued. Based upon this review, the Company determined that there have been no events that have occurred that would require adjustments to the disclosures in the financial statements, except as disclosed in Note 1.